As filed with the Securities and Exchange Commission on January 27, 2000

                        Securities Act Registration No. 333-65829
                 Investment Company Act Registration No. 811-9067

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]


                      Pre-Effective Amendment No. __             [ ]

                      Post-Effective Amendment No. 1             [X]

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


                      Amendment No. 2                            [X]


               KIRR, MARBACH PARTNERS FUNDS, INC.
       (Exact Name of Registrant as Specified in Charter)

    621 Washington Street
      Columbus, Indiana                        47201
(Address of Principal Executive Offices)    (Zip Code)

 Registrant's Telephone Number, including Area Code:  (812) 376-9444

                         Mark D. Foster
                  Kirr, Marbach & Company, LLC
                      621 Washington Street
                    Columbus, Indiana  47201
             (Name and Address of Agent for Service)

                           Copies to:

                        Scott A. Moehrke
                      Godfrey & Kahn, S.C.
                     780 North Water Street
                   Milwaukee, Wisconsin  53202


It is proposed that this filing will become effective (check appropriate box)
    [ ]   immediately upon filing pursuant to paragraph (b)
    [X]   on January 31, 2000 pursuant to paragraph (b)
    [ ]   60 days after filing pursuant to paragraph (a)(1)
    [ ]   on (date) pursuant to paragraph (a)(1)
    [ ]   on 75 days after filing pursuant to paragraph (a)(2)
    [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Prospectus

     dated January 31, 2000



               Kirr, Marbach Partners Funds, Inc.

                KIRR, MARBACH PARTNERS VALUE FUND

                          P.O. Box 701
                Milwaukee, Wisconsin  53201-0701
                         1-800-870-8039


          The investment objective of the Kirr, Marbach Partners Value Fund (the "Fund") is long-term capital growth. The Fund invests primarily in a diversified portfolio of common stocks and other equity securities of companies that the Fund's investment adviser, Kirr, Marbach & Company, LLC (the "Adviser"), believes are currently trading at a price that does not fully reflect the value of the company.

          This   Prospectus  contains  information   you   should
     consider  before  you invest in the Fund.   Please  read  it
     carefully and keep it for future reference.

                      ____________________

          Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of the securities offered by this Prospectus, nor has the SEC or any state securities commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        TABLE OF CONTENTS
                                                         Page No.

HIGHLIGHTS AND RISKS                                            1


PERFORMANCE INFORMATION                                         2


FEES AND EXPENSES OF THE FUND                                   3

INVESTMENT OBJECTIVE                                            4

HOW THE FUND INVESTS                                            4

FUND MANAGEMENT                                                 5

HOW TO PURCHASE SHARES                                          6

HOW TO REDEEM SHARES                                            8


VALUATION OF FUND SHARES                                       10

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN                    10


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT       10


FINANCIAL HIGHLIGHTS                                           11


_____________________________

     In deciding whether to invest in the Fund, you should rely only on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Fund has not authorized others to provide additional information. The Fund does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                      HIGHLIGHTS AND RISKS

What are the goals of the Fund?

     The Fund's goal is long-term capital growth. This goal is sometimes referred to as the Fund's investment objective. The Fund attempts to achieve this goal by choosing investments that the Adviser believes will increase in value. Current income from dividends or interest is not an important factor in selecting investments for the Fund. The Fund cannot guarantee that it will achieve its goal. For more information, see "Investment Objective" and "How the Fund Invests."

What will the Fund invest in?

     The Fund invests primarily in common stocks. The Fund may also invest in preferred stocks and foreign securities in pursuing its investment objective. In trying to achieve its goal, the stocks selected for the Fund will be those the Adviser believes are currently undervalued, i.e., those stocks trading at a discount to intrinsic value. The Fund will normally invest at least a majority of its assets in the common stocks of medium capitalization companies. The Fund may also invest in the common stocks of small capitalization and large capitalization companies. For more information, see "How the Fund Invests."

What are the main risks of investing in the Fund?

     The main risks of investing in the Fund are:

     *  Stock Market Risk:         Equity funds like the Fund are subject to
                                   stock market risks and significant
                                   fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. Increases or decreases in value of stocks are generally greater than for bonds or other debt investments.

     *  Mid-Cap/Small-Cap Risk:    Medium capitalization and small
                                   capitalization companies may not have the size, resources or other assets of large capitalization companies. These medium capitalization and small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in value of the stock market in general.

     *  Stock Selection Risk:      The stocks selected by the Adviser may
                                   decline in value or not increase in value when the stock market in general is rising.
                                   The Adviser has not previously advised a mutual fund.

     *  Liquidity Risk:            The Adviser may not be able to sell stocks
                                   at an optimal time or price.

     *  Foreign Investment Risk:   The Fund's foreign investments may increase
                                   or decrease in value depending on foreign
                                   exchange rates, foreign political and
                                   economic developments and U.S. and foreign
                                   laws relating to foreign investments.   Many
                                   foreign securities are less liquid and their prices are more volatile than comparable
                                   U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. The costs of foreign investing also tend to be higher than the costs of investing in domestic securities. In addition, a number of European countries have entered into an economic and monetary union which may have adverse effects on foreign securities if the union does not take effect as planned, if a country withdraws from the union or if the accounting and trading systems used by the Fund do not recognize the new currency adopted in the union.

      You should be aware that you may lose money by investing in the Fund. Because of the Fund's focus on value investing, it may not be a complete investment program for the equity portion of your portfolio.

Is the Fund an appropriate investment for me?

     The Fund is suitable for long-term investors only. The Fund is not a short-term investment vehicle. An investment in the Fund may be appropriate if:

     *   your goal is long-term capital growth;

     * you want to allocate some portion of your long-term investments to value investing;

     *   you do not require current income from this investment; and

     * you are willing to accept short-term to intermediate-term fluctuations in value to seek possible higher long-term returns.



                     PERFORMANCE INFORMATION

     The performance information that follows gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Please remember that the Fund's past performance does not reflect how the Fund may perform in the future.



                 1999 Calendar Year Total Return

                             0.23%

                Best and Worst Quarterly Returns

               BEST                          WORST

               15.24%                        (14.35)%
           (2nd quarter, 1999)           (3rd quarter, 1999)

                  Total Returns as of 12/31/99

                             1 Year

               Fund                           0.23%
               S&P 500 Index(1)              21.04%
               Value Line Index(2)            0.22%
               S&P 400 Midcap Index(3)       14.72%




(1) The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

(2) The Value Line Index is an unmanaged, equally-weighted index which includes 1700 U.S. stocks.

(3) The S&P 400 Midcap Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks.


                  FEES AND EXPENSES OF THE FUND

     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

  Exchange Fee (1)                                   $5.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(2)

  Management Fees(3)                                  1.00%
  Distribution and Service (12b-1) Fees(4)            0.25%

  Other Expenses(3)                                   1.76%
  Total Annual Fund Operating Expenses(3)             3.01%
  Fee Waiver/Expense Reimbursement(3)                 1.51%
  Net Expenses                                        1.50%

____________

(1)If you  exchange shares of the Fund for shares of the Firstar
   Money Market  Fund by telephone, you will  be  charged  a  $5 service fee.

(2)Fund  operating expenses are deducted from Fund assets  before
   computing  the daily share price or making distributions.   As
   a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.


(3)Until February 28, 2001, the Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.50% of its average net assets. After such date, the total operating expense limitations may be terminated or revised at any time. Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of the Fund, to the extent actual fees and expenses for a period are less than the expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. For additional information, see "Fund Management."


(4)Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Fund more than other types of sales charges. For more information, see "Distribution and Shareholder Servicing Plan."

                             Example


     The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please note that the one-year number is based on the Fund's net expenses resulting from the expense cap agreement described above. The three-, five- and ten-year numbers are based on the Fund's expenses before any waiver or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:



         1 Year      3 Years     5 Years      10 Years

          $153         $798       $1,489       $3,439

                      INVESTMENT OBJECTIVE

     The Fund's investment objective is long-term capital growth.

                      HOW THE FUND INVESTS

     The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies with medium market capitalizations. A medium capitalization company would typically have a market capitalization of between $500 million to $5 billion. Under normal circumstances, 50% or more of the Fund's investments will consist of common stocks of medium capitalization companies. The Fund may also invest in small capitalization companies with a market capitalization of less than $500 million and, from time to time, large capitalization companies with a market capitalization of more than $5 billion.

     The Adviser generally follows a value approach to investing for the Fund. Accordingly, the Fund will focus on securities of companies that the Adviser believes are undervalued relative to their intrinsic worth and possess certain characteristics that the Adviser believes will lead to a higher market price over time. In identifying securities for the Fund, the Adviser uses a number of proprietary and non-proprietary sources, including computerized fundamental databases, brokerage and other industry contacts and on-premise management interviews and site visits. In the research process, the Adviser reviews certain attributes that it believes a security should have for the Fund to invest in it, such as:

       *  Strong, shareholder-oriented management;

       *  Strong balance sheet and financial characteristics;

       *  Low price to earnings ratio;

       *  Low  price  to  earnings  growth  (i.e.,  growth  at   a
          reasonable current price);

       *  Low price to free cash flow ratio;

       * Current price reflects substantial discount from the liquidation or sale value of its underlying assets;

       *  Positive    change    in   company    and/or    industry
          fundamentals; and

       * Lack of following by a significant number of analysts or out of favor.

The securities the Adviser selects typically possess some but not all of the above attributes. Because of the Fund's focus on value investing, it may not be a complete investment program for the equity portion of your portfolio.

     The Fund has no minimum holding period for its investments and will sell securities whenever the Adviser believes it is consistent with the Fund's investment objective. The Fund typically sells a security when the Adviser believes it has achieved its target price, shows deteriorating fundamentals or falls short of the Adviser's expectations. The Fund will attempt to maximize investment returns. Potential tax consequences to Fund shareholders will be a secondary consideration when it sells securities. Investors may realize taxable capital gains as a result of frequent trading of the Fund's assets and the Fund incurs transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

     Under normal circumstances, the Fund expects to be substantially fully invested in common stocks and other equity securities and will invest at least 65% of its total assets in common stocks and other equity securities. Other equity securities will primarily be preferred stocks and depositary receipts. Common stocks are units of ownership of a corporation. Preferred stocks are stocks that often pay dividends at a specified rate and have preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock.

     In pursuing its investment objective, the Fund may invest up to 20% of its total assets in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other foreign instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. EDRs are European receipts evidencing a similar arrangement.

     To respond to adverse market, economic, political or other conditions, the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions. Money market instruments include:

        *  Commercial paper;

        *  Short-term U.S. government securities;

        *  Repurchase agreements;

        *  Banker's acceptances;

        *  Certificates of deposit;

        *  Time deposits; and

        *  Other short-term fixed income securities.

If these temporary, defensive strategies are used, it is impossible to predict when or for how long the Adviser may employ these strategies for the Fund. To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

     The Fund may invest up to 25% of its total assets in fixed income securities and, pending investment or to pay redemption requests and expenses of the Fund, the Fund may hold a portion of its assets in short-term money market securities and cash. The Fund may also invest a limited amount of assets in illiquid securities. See the Fund's SAI for additional information.

                         FUND MANAGEMENT

Adviser


     The Fund has entered into an Investment Advisory Agreement with the Adviser under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors. The Adviser, 621 Washington Street, Columbus, Indiana 47201, is an Indiana limited liability company and has been serving clients since 1975. As of December 31, 1999, the Adviser managed approximately $485.8 million for individual and institutional clients. Under the Investment Advisory Agreement, the Fund pays the Adviser an annual management fee of 1.00% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Until December 31, 1999, the Adviser waived its management fee and reimbursed the Fund's other expenses so that the Fund's total operating expenses (on an annual basis) did not exceed 1.50% of its average daily net assets. Until February 28, 2001, the
Adviser has contractually agreed to continue to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.50% of its average daily net assets. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Fund operating expenses. The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay the Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Any such waiver or reimbursement is subject to later adjustment during the term of the Investment Advisory Agreement to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of the Fund, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     Under the Investment Advisory Agreement, not only is the Adviser responsible for management of the Fund's assets, but also for portfolio transactions and brokerage. The Adviser has no prior experience advising mutual funds.

     Portfolio Managers. The Fund will be managed on a team basis, with the following individuals acting as leaders of the team:

     Mark D. Foster. Chief Investment Officer of the Adviser, Mr. Foster received a Bachelor of Science degree in finance from Ball State University in 1979. Prior to joining the Adviser, Mr. Foster managed equity investments for Merchants Investment Counseling, Inc. Mr. Foster joined the Adviser in 1987 as a portfolio manager and has served in his current position since 1997. Mr. Foster is a Chartered Financial Analyst.

     Gregg T. Summerville. Chief Investment Strategist of the Adviser, Mr. Summerville earned a Bachelor of Arts and Masters of Business Administration in finance from Indiana University in 1969 and 1972, respectively. Prior to joining the Adviser, Mr. Summerville was an analyst and later a portfolio manager for Mellon Bank and worked for Cummins Engine Company where he researched securities for that company's pension fund. Mr. Summerville joined the Adviser as a portfolio manager in 1981 and has served in his present position since 1990. Mr. Summerville is a Chartered Financial Analyst.

Custodian


     Firstar  Bank,  N.A.  ("Firstar Bank"), Third Floor,
615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian of the Fund's assets.


Transfer Agent and Administrator

     Firstar Mutual Fund Services, LLC ("Firstar"), Third  Floor,
615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator.

Distributor


     Rafferty Capital Markets, Inc., 1311 Mamaroneck Avenue, White Plains, New York 10605, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of the Fund's shares (the "Distributor").


                     HOW TO PURCHASE SHARES

     Shares of the Fund may be purchased at net asset value (as described below) through any dealer which has entered into a sales agreement with the Distributor, in its capacity as principal underwriter of shares of the Fund, or through the Distributor directly. The Transfer Agent may also accept purchase applications.

     Payment for Fund shares should be made by check or money order in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. The minimum initial investment in the Fund is $25,000. Subsequent investments of at least $1,000 may be made by mail or by wire. For investors using the Automatic Investment Plan, as described below, the minimum investment is $5,000 with a minimum monthly investment of $250. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

Net Asset Value

     Shares of the Fund are sold on a continual basis at the net asset value per share next computed following receipt of an order in proper form (as described below under "Initial Investment" and "Subsequent Investment") by a dealer, the Distributor or the Transfer Agent, as the case may be. Net asset value per share is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open. See "Valuation of Fund Shares."

Initial Investment - Minimum $25,000

     You may purchase Fund shares by completing the enclosed shareholder application and mailing it and a check or money order payable to "Kirr, Marbach Partners Funds, Inc." to your securities dealer, the Distributor or the Transfer Agent, as the case may be. The minimum initial investment is $25,000. If mailing to the Distributor or Transfer Agent, please send to the following address: Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. In addition, overnight mail should be sent to the following address: Kirr, Marbach Partners Funds, Inc., Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box.

     If the securities dealer you have chosen to purchase Fund shares through has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place your order for the purchase of Fund shares. Purchases made through such dealers will be effected at the net asset value next determined after receipt by the Fund of the dealer's order to purchase shares. Such dealers may also charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

     If  your  check  does not clear, you will be charged  a  $20 service fee. You will also be responsible for any losses suffered by the Fund as a result. Neither cash nor third-party checks will be accepted. All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase order application in whole or in part.

Wire Purchases

     You may also purchase Fund shares by wire. The following instructions should be followed when wiring funds to the Transfer
Agent for the purchase of Fund shares:


          Wire to:     Firstar Bank, N.A.

          ABA Number:  075000022

          Credit:      Firstar Mutual Fund Services, LLC
          Account:     112-952-137

          Further Credit:  Kirr, Marbach Partners Funds, Inc.
                           (shareholder account number)
                           (shareholder name/account registration)

     Please call 1-800-870-8039 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Telephone Purchases

     The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option on your account, complete the appropriate section in the shareholder application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Transfer Agent. Purchases must be in amounts of $1,000 or more and may not be used for initial purchases of the Fund's shares. To have Fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH system prior to the close of regular trading on such date. Most transfers are completed within one business day. Subsequent investments may be made by calling 1-800-870-8039.

Purchasing Shares Through Financial Intermediaries

     If you purchase shares through a financial intermediary (such as a broker-dealer), certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. You should consult your financial intermediary for more information regarding these matters. Certain financial intermediaries may charge you transaction fees for their services. You will not be charged such fees directly by the Fund if you purchase your Fund shares directly from the Fund without the intervention of a financial intermediary. The
Fund may, however, compensate financial intermediaries for assistance under the Fund's Distribution and Shareholder Service Plan (i.e., Rule 12b-1 plan) or otherwise.

Automatic Investment Plan - Minimum $5,000

     The  Automatic Investment Plan ("AIP") allows  you  to  make regular, systematic investments in the Fund from your bank checking or NOW account. The minimum initial investment for investors using the AIP is $5,000 with a monthly minimum investment of $250. To establish the AIP, complete the appropriate section in the shareholder application. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. For additional information on the AIP, please see the SAI.

Individual Retirement Accounts

     You  may  invest in the Fund by establishing a tax-sheltered
individual  retirement  account ("IRA").   The  Fund  offers  the
Traditional IRA and Roth IRA. For additional information on IRA options, please see the SAI.

Subsequent Investments - Minimum $1,000

     Additions to your account may be made by mail or by wire. Any subsequent investment must be for at least $1,000. When making an additional purchase by mail, enclose a check payable to "Kirr, Marbach Partners Funds, Inc." and the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please call 1-800-870-8039 for complete wiring instructions.

                      HOW TO REDEEM SHARES

In General

     Investors may request redemption of part or all of their Fund shares at any time at the next determined net asset value. See "Valuation of Fund Shares." No redemption request will become effective until a redemption request is received in proper form (as described below) by the Transfer Agent. An investor should contact the Transfer Agent for further information concerning redemption of Fund shares. The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven days after receipt of a redemption request in good order. However, when a purchase has been made by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared, which may take up to 12 days. Redemptions may be made by written request, telephone or wire. You may also redeem Fund shares using the Fund's exchange privilege, as discussed in the SAI.

     Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by the Fund of the broker or dealer's instruction to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

     Investors who have an Individual Retirement Account must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to make an election will be subject to withholding.

     Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $25,000. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.

Written Redemption

     For most redemption requests, an investor need only furnish a written, unconditional request to redeem his or her shares at net asset value to the Transfer Agent: Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
Overnight mail should be sent to Kirr, Marbach Partners Funds, Inc., Firstar Mutual Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Requests for redemption must (i) be signed exactly as the shares are registered, including the signature of each owner, and (ii) specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent will charge a $12 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

Telephone Redemption

     Shares of the Fund may also be redeemed by calling the Transfer Agent at 1-800-870-8039. Redemption requests by telephone are available for redemptions of $1,000 or more. Redemption requests for less than $1,000 must be in writing. In order to utilize this procedure, an investor must have previously elected this option in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account via wire or ACH transfer. Funds sent via ACH are automatically credited to your account within three business days. There is currently no charge for this service. To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. No telephone redemption requests will be allowed within 15 days of such a change. The Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone redemptions may not be modified or canceled.

     The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephonic transactions and/or sending written confirmation of such transactions to investors. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor's instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request if so advised.

Redeeming Shares Through Financial Intermediaries

     If you redeem shares through a financial intermediary (such as a broker-dealer), such financial intermediary may charge you transaction fees for their services. You will not be charged such fees if you redeem your Fund shares directly through the Fund without the intervention of a financial intermediary.

Systematic Withdrawal Plan

     The Systematic Withdrawal Plan ("SWP") allows you to make automatic withdrawals from your account at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make a SWP payment, the remaining amount will be redeemed and the SWP will be terminated. Please see the SAI for more information.

Signature Guarantees

     Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares; (ii) redemption requests to be mailed or wired to other than the address that appears of record and (iii) any redemption request if a change of address has been received by the Fund or the Transfer Agent within the last 15 days. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, saving associations, credit unions, brokerage firms and others. Please note that a notary public stamp or seal is not acceptable.

Redemption in Kind

     The Fund has reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of the Fund's net asset value being redeemed. Please see the SAI for more information.

Money Market Exchange

     The Fund has established a program which permits Fund shareholders to exchange Fund shares for shares of the Firstar Money Market Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Please see the SAI for more information on the exchange privilege.

                    VALUATION OF FUND SHARES


     Net asset value for the Fund is calculated by taking the value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The net asset value per share is determined as of the close of regular trading (generally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business. Net asset value is not determined on days the NYSE is closed. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining net asset value, expenses are accrued and applied daily and investments for which market quotations are readily available are valued at market value. Any investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.


           DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "12b-1 Plan"), which authorizes it to pay the Distributor and certain financial
intermediaries   (such   as   broker-dealers)   who   assist   in
distributing Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of its average daily net assets (computed on an annual basis). To the extent expenses are incurred under the 12b-1 Plan, the 12b-1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of the Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Fund more than paying other types of sales charges. For additional information on the 12b-1 Plan, please see the SAI.

    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

     For federal income tax purposes, all dividends paid by the Fund and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period (and the applicable tax rate) is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

     The Fund intends to pay dividends and distribute capital gains, if any, at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. An investor may change an election by telephone, subject to certain limitations, by calling the Transfer Agent at 1-800-870-8039.

     Investors requesting to have dividends and/or capital gains paid in cash may choose to have such amounts mailed or sent via electronic funds transfer ("EFT"). Transfers via EFT generally take up to three business days to reach the investor's bank account.

     If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

     If you do not furnish the Fund with your correct social security number or taxpayer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

     An exchange of Fund shares for shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.


                      FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the Fund's financial performance for the period from December 31, 1998 (commencement of operations) to September 30, 1999. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.



Per share data:

  Net asset value, beginning of period                  $10.00

Income from investment operations:

  Net investment income                                   0.04
  Net realized and unrealized gain on investments        (0.13)
  Total from investment operations                       (0.09)

  Net asset value, end of period                         $9.91

Total return                                             (0.90)%(1)

Supplemental data and ratios:

  Net assets, end of period                        $18,172,971

  Ratio of expenses to average net assets:

  Before expense reimbursement                            3.01%(2)
  After expense reimbursement                             1.50%(2)

  Ratio of net investment income (loss) to average net assets:

  Before expense reimbursement                            (0.76)%(2)
  After expense reimbursement                              0.75%(2)

  Portfolio turnover rate                                 77.79%
____________




(1)    Not annualized.

(2)    Annualized.

DIRECTORS                                   CUSTODIAN

Mark D. Foster                              Firstar Bank, N.A.
Mickey Kim                                  Third Floor, 615 E. Michigan Street
Jeffrey N. Brown                            Milwaukee, Wisconsin 53202
Mark E. Chesnut
John F. Dorenbusch                          ADMINISTRATOR, TRANSFER AGENT
                                            AND DIVIDEND-DISBURSING AGENT
PRINCIPAL OFFICERS
                                            Firstar Mutual Fund Services, LLC
Mark D. Foster, President                   Third Floor
Mickey  Kim,  Vice  President,              615 E. Michigan Street
Treasurer and Secretary                     Milwaukee, Wisconsin 53202

INVESTMENT ADVISER                          INDEPENDENT ACCOUNTANTS

Kirr, Marbach & Company, LLC                KPMG LLP
621 Washington Street                       303 East Wacker Drive
Columbus, Indiana  47201                    Chicago, Illinois 60601

DISTRIBUTOR                                 LEGAL COUNSEL

Rafferty Capital Markets, Inc.              Godfrey & Kahn, S.C.
1311 Mamaroneck Avenue                      780 N. Water Street
White Plains, New York 10605                Milwaukee, Wisconsin 53202




     The SAI for the Fund contains additional information about the Fund. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address or toll-free telephone number noted on the cover page of this Prospectus. These documents may also be obtained from certain financial intermediaries, including the Fund's Distributor, who purchase and sell Fund shares. Shareholder inquiries and requests for other information about the Fund can be directed to the Fund at the address and toll-free telephone number on the cover page of this Prospectus.



     Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov or upon payment of a duplicating fee, by emailing or writing the Public Reference Room of the SEC at publicinfo@sec.gov or Washington, D.C. 20549-0102.


The Fund's 1940 Act File Number is 811-9067.

               STATEMENT OF ADDITIONAL INFORMATION

               Kirr, Marbach Partners Funds, Inc.

                KIRR, MARBACH PARTNERS VALUE FUND

                          P.O. Box 701
                Milwaukee, Wisconsin  53201-0701
                         1-800-870-8039


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Kirr, Marbach Partners Value Fund (the "Fund"), dated January 31, 2000. The Fund is a series of Kirr, Marbach Partners Funds, Inc. (the "Corporation").


     A copy of the Prospectus is available without charge upon request to the above-noted address or toll-free telephone number.


     The Fund's audited financial statements for the period December 31, 1998 to September 30, 1999, are incorporated herein by reference to the Fund's Annual Report, which is available without charge upon request to the above-noted address or toll-free telephone number.








This Statement of Additional Information is dated January 31,  2000.

                           TABLE OF CONTENTS


                                                           Page No.

FUND ORGANIZATION                                               3

INVESTMENT RESTRICTIONS                                         3

IMPLEMENTATION OF INVESTMENT OBJECTIVES                         4

DIRECTORS AND OFFICERS                                         11

PRINCIPAL SHAREHOLDERS                                         13

INVESTMENT ADVISER                                             13

FUND TRANSACTIONS AND BROKERAGE                                14

CUSTODIAN                                                      15

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT                   15

ADMINISTRATOR                                                  16

DISTRIBUTOR AND PLAN OF DISTRIBUTION                           16

PURCHASE, EXCHANGE AND PRICING OF SHARES                       18

REDEMPTIONS IN KIND                                            21

TAXATION OF THE FUND                                           21

PERFORMANCE INFORMATION                                        21

ADDITIONAL INFORMATION                                         22

INDEPENDENT ACCOUNTANTS                                        22

FINANCIAL STATEMENTS                                           22

APPENDIX                                                      A-1

     In deciding whether to invest in the Fund, you should rely on information in this Statement of Additional Information and related Prospectus. The Fund has not authorized others to provide additional information. The Fund has not authorized the use of this Statement of Additional Information in any state or jurisdiction in which such offering may not legally be made.

                        FUND ORGANIZATION

     The Corporation is an open-end, diversified, management investment company, commonly referred to as a mutual fund. The Fund is a series of common stock of the Corporation, a Maryland company incorporated on September 23, 1998. The Corporation is authorized to issue shares of common stock in series and classes. Each share of common stock of the Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gain distributions and in the assets of the Fund in the event of liquidation. No certificates will be issued for shares held in your account. You will, however, have full shareholder rights. Generally, the Corporation will not hold annual shareholders' meetings unless required by the Investment Company Act of 1940, as amended (the "1940 Act") or Maryland law. Shareholders have certain rights, including the right to call an annual meeting upon a vote of 10% of the Corporation's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires the Corporation to assist the shareholders in calling such a meeting.

                     INVESTMENT RESTRICTIONS

     The investment objective of the Fund is to seek long-term capital growth. The following are the Fund's fundamental investment restrictions which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or
(ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the "1940 Act"), which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund's total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund's total assets. The Fund may also borrow money from other persons to the extent permitted by applicable law.

3. May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     The following are the Fund's non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the "SEC") or its staff.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 10% of its net assets would be invested in illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act.

5.   Engage in futures or options on futures transactions.

6. Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. Borrow money except from banks or through reverse repurchase agreements, and will not purchase securities when bank borrowings exceed 5% of its total assets.

     Except for the fundamental investment limitations listed above and the Fund's investment objective, the Fund's other investment policies are not fundamental and may be changed with approval of the Corporation's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

             IMPLEMENTATION OF INVESTMENT OBJECTIVES

     The following information supplements the discussion of the Fund's investment objectives and strategy described in the Prospectus under the captions "Investment Objective" and "How the Fund Invests."

Illiquid Securities

     The Fund may invest up to 10% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable. The Board of Directors of the Corporation, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered liquid under guidelines adopted by the Board of Directors. However, investing in securities which may be resold pursuant to Rule 144A under the Securities Act could have the effect of increasing the level of the Fund's illiquidity to the extent that institutional investors become, for a time, uninterested in purchasing such securities.

     The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Adviser to look to such factors as (i) the nature of the market  for  a  security
(including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for Rule 144A securities deemed to be liquid by the Adviser), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Warrants

     The Fund may invest up to 10% of its net assets in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer of the underlying securities. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant must be exercised prior to its expiration date or it ceases to have value.

Fixed Income Securities

     Fixed income Securities in General. The Fund may invest up to 25% of its assets in a wide variety of fixed income securities, including bonds and other debt securities and non-convertible preferred stocks. Debt securities are obligations of the issuer to pay interest and repay principal. Preferred stocks have rights senior to a company's common stock, but junior to a company's creditors and, if held by the Fund as a fixed income security, will generally pay a dividend.

     Changes in market interest rates affect the value of fixed income securities. If interest rates increase, the value of fixed income securities generally decrease. Similarly, if interest rates decrease, the value of fixed income securities generally increase. Shares in the Fund are likely to fluctuate in a similar manner. In general, the longer the remaining maturity of a fixed income security, the greater it will fluctuate in value based on interest rate changes. Longer-term fixed income securities generally pay a higher interest rate. The Fund invests in fixed income securities of varying maturities.

     Changes in the credit quality of the issuer also affect the value of fixed income securities. Lower-rated fixed income securities generally pay a higher interest rate. Although the Fund only invests in investment grade debt securities, the value of these securities may decrease due to changes in ratings over time.

     Types of Fixed income Securities. The Fund may invest in the following types of fixed income securities:

     * Corporate debt securities, including bonds, debentures and notes;

     *    U.S. government securities;

     *    Preferred stocks;

     *    Convertible securities;

     *    Commercial paper (including variable amount master demand notes);

     * Bank obligations, such as certificates of deposit, banker's acceptances and time deposits of domestic and foreign banks, domestic savings associations and their subsidiaries and branches (in amounts in excess of the current $100,000 per account insurance coverage provided by the Federal Deposit Insurance Corporation); and

     *    Repurchase agreements.

     Ratings. The Fund will limit investments in fixed income securities to those that are rated at the time of purchase as at least investment grade by at least one national rating organization, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser. Investment grade fixed income securities include:

     *    U.S. government securities;

     * Bonds or bank obligations rated in one of the four highest categories (e.g., BBB- or higher by S&P);

     * Short-term notes rated in one of the two highest categories (e.g., SP-2 or higher by S&P);

     * Commercial paper or short-term bank obligations rated in one of the three highest categories (e.g., A-3 or higher by S&P); and

     * Repurchase agreements involving investment grade fixed income securities.

Investment grade fixed income securities are generally believed to have a lower degree of credit risk. If a security's rating falls below the above criteria, the Adviser will determine what action, if any, should be taken to ensure compliance with the Fund's investment objective and to ensure that the Fund will at no time have 5% or more of its net assets invested in non-investment grade debt securities. Additional information concerning securities ratings is contained in the Appendix.

     Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. These securities may have different levels of government backing. U.S. Treasury obligations, such as Treasury bills, notes, and bonds are backed by the full faith and credit of the U.S. Treasury. Some U.S. government agency securities are also backed by the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA). Other U.S. government securities may be backed by the right of the agency to borrow from the U.S.
Treasury, such as securities issued by the Federal Home Loan Bank, or may be backed only by the credit of the agency. The U.S. government and its agencies and instrumentalities only guarantee the payment of principal and interest and not the market value of the securities. The market value of U.S.
government securities will fluctuate based on interest rate changes and other market factors.

     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. The Adviser will limit investments in convertible debt securities to those that are rated at the time of purchase as investment grade by at least one national rating organization, such as S&P or Moody's, or, if unrated, are determined to be of equivalent quality by the Adviser.

     Variable- or Floating-Rate Securities. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

     Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice, in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

     Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to
direct  arrangements  between  the  Fund,  as  lender,  and   the
borrower.  The interest rates on these notes fluctuate from  time
to  time.   The  issuer  of  such  obligations  normally  has   a
corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or
other  credit  support arrangements provided by  banks.   Because
these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established
secondary  market  for  these  obligations,  although  they   are
redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment other obligations are of comparable quality to the other obligations in which the Fund may invest.

     The Fund will not invest more than 10% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). See "Implementation of Investment Objectives -- Illiquid Securities." In addition, each variable- and floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

     Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.

Reverse Repurchase Agreements

     The Fund may, with respect to up to 5% of its net assets, engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

Temporary Strategies

     Prior to investing the proceeds from sales of Fund shares, to meet ordinary daily cash needs or to respond to adverse market, economic, political or other conditions, the Adviser may hold cash and/or invest all or a portion of the Fund's assets in money market instruments, which are short-term fixed income securities issued by private and governmental institutions. Money market instruments include:

     *    Commercial paper;

     *    Short-term U.S. government securities;

     *    Repurchase agreements;

     *    Banker's acceptances;

     *    Certificates of deposit;

     *    Time deposits; and

     *    Other short-term fixed income securities.

If these temporary strategies are used for adverse market, economic or political conditions, it is impossible to predict when or for how long the Adviser may employ these strategies for the Fund. To the extent the Fund engages in this temporary strategy, the Fund may not achieve its investment objective.

Foreign Currencies

     The Fund may purchase and sell foreign currency on a spot or forward basis to facilitate the purchase of foreign securities. Because most foreign securities are denominated in non-U.S. currencies, the Fund may be required to purchase and sell foreign currencies to engage in transactions in a foreign security. Purchasing and selling foreign currency on a spot (cash) basis involves converting U.S. dollars into the applicable foreign currency or converting the foreign currency into U.S. dollars for purposes of short-term settlement of the foreign security transaction. Purchasing and selling foreign currency on a forward basis involves converting U.S. dollars into the applicable foreign currency or converting the foreign currency into U.S. dollars for purposes of settling a foreign security transaction at some date in the future (i.e., when the Fund is obligated to purchase or sell a foreign security at a specified future date at a specified price). In general, if the currency in which a Fund investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the Fund investment expressed in U.S. dollars.

Depositary Receipts and Foreign Securities

     The Fund may invest up to 20% of its net assets in foreign securities directly or by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment objectives, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

     ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. For example, a non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the  issuer,  including
reliable financial statements. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign countries are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends or interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; possible delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investment. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other political and economic conditions. In addition, a number of European countries have entered into the European Monetary Union ("EMU"), an economic and monetary union which will result in a single currency and a single monetary policy for all EMU countries beginning January 1, 1999. The EMU may have adverse effects on foreign securities if it is not implemented as planned or if one or more countries withdraws from the EMU. The EMU may also have adverse effects on foreign securities if portfolio management software used by the Adviser or the accounting and trading systems used by the Fund do not recognize the Euro, the new currency adopted by the EMU. In the Euro's infancy, investment advisers, like the Adviser, will be unfamiliar with new indices and benchmarks for EMU countries and companies.

Investment Companies

     The Fund may invest, to a limited extent, in investment companies, including open-end and closed-end mutual funds and money market funds. Under the 1940 Act, the Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

High-Yield (High-Risk) Securities

     In General. The Fund will invest in fixed income securities rated at the time of purchase as at least investment grade by at least one nationally recognized statistical rating organization ("NRSROs"), such as S&P or Moody's. If a security's rating falls below the ratings criteria set forth under "Implementation of Investment Objectives Fixed Income Securities," the Adviser will determine what action, if any, should be taken to ensure compliance with the Fund's investment objective and to ensure that the Fund will at no time have 5% or more of its net assets invested in non-investment grade debt securities. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by S&P, Moody's and comparable ratings of other NRSROs; (2) commercial paper rated as low as C by S&P, Not Prime by Moody's and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a description of the securities ratings.

     Effect of Interest Rates and Economic Changes. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market value of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities as a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

     Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

     Credit Ratings. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

     Liquidity and Valuation. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is
likely to increase significantly.   In
addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     Legislation. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

When-Issued Securities

     The Fund may from time to time invest up to 5% of its net assets in securities purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer, no interest is accrued on debt securities and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by its purchases of securities on a when-issued basis.

     The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Unseasoned Companies

     The Fund may invest up to 5% of its total assets in unseasoned companies, which are companies with less than three years of continuous operation. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of these companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of these companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Short Sales Against the Box

     The Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

                     DIRECTORS AND OFFICERS

     Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs. The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk.

     *Mark  D. Foster, a Director, Chairman and President of  the
Corporation.


     Mr. Foster, 41 years old, received a Bachelor of Science degree in finance from Ball State University in 1979. Prior to joining the Adviser, Mr. Foster managed equity investments for Merchants Investment Counseling, Inc. Mr. Foster joined the
Adviser in 1987 as a portfolio manager. Mr. Foster has been the Adviser's chief investment officer since 1997. Mr. Foster is a Chartered Financial Analyst.


     *Mickey  Kim,  a  Director,  Vice President,  Secretary  and
Treasurer of the Corporation.


     Mr. Kim, 41 years old, earned a Bachelor of Science degree in finance from the University of Illinois in 1980 and a Masters of Business Administration in finance from the University of Chicago in 1982. Prior to joining the Adviser, Mr. Kim was an analyst with Driehaus Capital Management. Mr. Kim joined the Adviser in 1986 as a portfolio manager. Since 1996, Mr. Kim has been the chief operating officer of the Adviser. Mr. Kim is a Chartered Financial Analyst.


     Jeffrey N. Brown, a Director of the Corporation.


     Mr.  Brown, 40 years old, is currently the President of Home
News  Enterprises, a publishing company.  From 1992 to 1997,  Mr.
Brown served as Vice President for that company.


     Mark E. Chesnut, a Director of the Corporation.


     Mr. Chesnut, 52 years old, worked at Cummins Engine Co., a manufacturer of diesel engines, from 1966 to 1998. Mr. Chesnut's most recent position with Cummins Engine Co. was Vice President of Public Affairs. Mr. Chesnut is currently self-employed as a health care and education consultant. Since 1990, Mr. Chesnut has served as a director and chairman of the Southeastern Indiana Health Organization.


     John F. Dorenbusch, a Director of the Corporation.


     Mr. Dorenbusch, 62 years old, is retired. Prior to retiring, Mr. Dorenbusch was President and a director of Tipton Lakes Company, a real estate development company, from 1981 to 1996. Mr. Dorenbusch was also President and a director of Irwin Management Company, an investment, financial and tax management company, from 1990 to 1994 and 1981-1996, respectively. Mr. Dorenbusch served as a director of Irwin-Sweeney-Miller Foundation, a private foundation from 1987 to 1996.


     The address for Messrs. Foster and Kim is Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, Indiana 47201. The address for Mr. Brown is 333 Second Street, Columbus, Indiana 47201. The address for Mr. Chesnut is 9567 West Kelly Court, Columbus, Indiana 47201. The address for Mr. Dorenbusch is 4115 North Riverside Drive, Columbus, Indiana 47203.


     As of December 31, 1999, officers and directors of the Corporation beneficially owned 5.6% of the shares of common stock of the Fund's then outstanding shares. Directors and officers of the Corporation who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.



     The   following  table  provides  information  relating   to
compensation paid to directors of the Corporation for their services as such for the period December 31, 1998 to September 30, 1999:

                     Cash             Other
    Name         Compensation(1)   Compensation       Total


Mark D. Foster      $  0              $0              $ 0

Mickey Kim          $  0              $0              $ 0

Jeffrey N. Brown    $2,000            $0              $2,000

Mark E. Chesnut     $2,000            $0              $2,000

John F.Dorenbusch   $2,000            $0              $2,000

All directors as    $6,000            $0              $6,000
a group (5 persons)

____________________





(1) Each director who is not deemed an "interested person" as defined in the 1940 Act, receives $500 for each Board of Directors meeting attended by such person and reasonable expenses incurred in connection therewith. The Board held four meetings during fiscal 1999.

                     PRINCIPAL SHAREHOLDERS


     As of December 31, 1999, the following person owned of record or is known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of the Fund:


     Name and Address                               No. Shares     Percentage


Aegis Women's Healthcare P.C. Retirement Plan         119,393.667    6.5%
421 West 1st Street
Bloomington, Indiana  47403

David M. Kirr                                         356,897.121   19.3%
3665 Woodside Drive
Columbus, Indiana  47201

Terry B. Marbach                                      106,397.563    5.7%
9704 West Raintree Drive
Columbus, Indiana  47201



     Based on the foregoing, as of December 31, 1999, no person owned a controlling interest in the Corporation.


                       INVESTMENT ADVISER

     Kirr,  Marbach  &  Company,  LLC  (the  "Adviser")  is   the
investment adviser to the Fund. The Adviser is controlled by David Kirr and Gregg Summerville.


     The investment advisory agreement between the Corporation and the Adviser dated as of December 31, 1998 (the "Advisory Agreement") has an initial term of two years and thereafter is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of the Fund's outstanding voting securities. Each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the Board of Directors, including a majority of the disinterested directors on December 17, 1998 and by the initial shareholder of the Fund on December 17, 1998. The Advisory Agreement was reapproved by the Board of Directors, including a majority of the disinterested directors, on November 15, 1999. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.


     Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Corporation's Board of Directors. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Fund. As compensation for its services, the Fund pays the Adviser an annual management fee of 1.00% of its average daily net assets. The advisory fee is accrued daily and paid monthly.


     For the fiscal year ended September 30, 1999, the Adviser waived its management fee and reimbursed the Fund's other expenses so that the Fund's total operating expenses (on an annual basis) did not exceed 1.50% of its average daily net assets. The Adviser has contractually agreed that until February 28, 2001, the Adviser will continue to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the total operating expenses (on an annual basis) for the Fund do not exceed 1.50% of average daily net assets. After such date, the Adviser may from time to time voluntarily waive all or a portion of its fee and/or absorb expenses for the Fund. Any waiver of fees or absorption of expenses will be made on a monthly basis and, with respect to the latter, will be paid to the Fund by reduction of the Adviser's fee. Any such waiver/absorption is subject to later adjustment during the term of the Advisory Agreement to allow Adviser to recoup amounts waived/absorbed, including initial organization costs of the Fund, provided, however, that, the Adviser shall only be entitled to recoup such amounts for a maximum period of three years from the date such amount was waived or reimbursed. For the period December 31, 1998 to September 30, 1999, the Fund paid the Adviser $25,093 for its investment advisory services. If the Adviser had not agreed to waive its management fee, the Adviser would have received an additional $72,486 from the Fund for its investment advisory services.


                 FUND TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreement, the Adviser, in its capacity as portfolio manager, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage business. The Adviser seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. While the Adviser seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest available commission. Brokerage will not be allocated based on the sale of the Fund's shares.

     When the Adviser buys or sells the same security for two or more advisory accounts, including the Fund, the Adviser may place concurrent orders with a single broker to be executed as a single, aggregated block in order to facilitate orderly and efficient execution. Whenever the Adviser does so, each advisory account on whose behalf an order was placed will receive the average price at which the block was executed and will bear a proportionate share of all transaction costs, based on the size of the advisory account's order. While the Adviser believes combining orders for advisory accounts will, over time, be advantageous to all participants, in particular cases the average price at which the block was executed could be less advantageous to one particular advisory account than if the advisory account had been the only account effecting the transaction or had completed its transaction before the other participants.

     Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     In selecting brokers or dealers, the Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.

Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Fund. The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.


     The aggregate amount of brokerage commissions paid by the Fund for the period December 31, 1998 to September 30, 1999 was $60,475. For the period December 31, 1998 to September 30, 1999, the Fund paid $26,051 in brokerage commissions with respect to $13,676,180 in transactions for which research services were provided. During the period December 31, 1998 to September 30, 1999, the Fund did not acquire any stock of its regular brokers or dealers.


     The Adviser may, from time to time, cause advisory accounts, including the Fund, to participate in initial public offerings ("IPOs"). The Adviser's policy is to allocate, to the extent operationally and otherwise practical, IPOs, including those IPOs where the Adviser anticipates the security will initially trade in the market at a premium ("hot issues"), to each advisory account without regard to the size or fee structure of the advisory account. The Adviser allocates IPOs to advisory accounts based on numerous issues, including cash availability, the time advisory account funds have been available for investment or have had investments available for sale, investment objectives and restrictions, an advisory account's participation in other IPOs and relative size of portfolio holdings of the same or comparable securities. An additional consideration used in the Adviser's allocation of "hot issues" is the relative investment performance of an advisory account versus the index benchmarks and/or the average of all of the Adviser's advisory accounts. From time to time, the Adviser may allocate "hot issues" to enhance the performance of advisory accounts that the Adviser believes have lagged relative to the performance of other accounts. The Adviser's participation in and allocation of "hot issues" is extremely limited.

     The Adviser places portfolio transactions for other advisory accounts managed by the Adviser. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

                            CUSTODIAN


     As custodian of the Fund's assets, Firstar Bank, N.A. ("Firstar Bank"), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, has custody of all securities and cash of the Fund, delivers and receives payment for portfolio securities sold, receives
and pays for portfolio  securities  purchased,  collects   income   from
investments and performs other duties, all as directed by the officers of the Corporation.


          TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     Firstar Mutual Fund Services, LLC ("Firstar"), Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as transfer agent and dividend-disbursing agent for the Fund. Firstar is compensated based on an annual fee per open account of
$14 (subject to a minimum annual fee of $22,500) plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. Firstar also receives an annual fee per closed account of $14.

     From time to time, the Corporation, on behalf of the Fund, directly or indirectly through arrangements with the Adviser, the Distributor (as defined below) or Firstar, may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Fund to persons who beneficially have interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying Firstar for providing these services to the Fund's shareholders (i.e., $14 per account plus expenses).

                          ADMINISTRATOR

     Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, Firstar also performs accounting and certain compliance and tax reporting functions for the Corporation. For these services, Firstar receives from the Corporation out-of-pocket expenses plus the following aggregate annual fees, computed daily and payable monthly, based on the Fund's aggregate average net assets:

                     Administrative Services Fees

      First $200 million of average net assets       .06 of 1%*
      Next $500 million of average net assets        .05 of 1%
      Average net assets in excess of $700 million   .03 of 1%
     _____________________________
      *  Subject to a minimum  fee  of $35,000.

                       Accounting Services Fees

      First $40 million of average net assets          $22,000
      Next $200 million of average net assets          .01 of 1%
      Average net assets in excess of $240 million    .005 of 1%


     For  the  period  December 31, 1998 to September  30,  1999,
Firstar   received  $50,850  from  the  Fund   under   the   Fund
Administration Servicing Agreement and $15,597 from the Fund under the Fund Accounting Servicing Agreement.


              DISTRIBUTOR AND PLAN OF DISTRIBUTION

Distributor


     Under a distribution agreement dated December 31, 1998 (the "Distribution Agreement"), Rafferty Capital Markets, Inc. (the "Distributor"), 1311 Mamaroneck Avenue, White Plains, New York 10605, acts as principal distributor of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares, which shares are offered for sale by the Fund continuously at net asset value per share without the imposition of a sales charge. Pursuant to the terms of the Distribution Agreement, the Distributor receives from the Corporation out-of-pocket expenses plus an annual fee equal to the greater of (i) $15,000 or (ii) .01% of the Fund's net assets, computed daily and payable monthly. As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the distribution and shareholder  servicing  fees payable under  the  12b-1  Plan  (as defined below). All or a portion of the distribution and shareholder servicing fee may be used by the Distributor to pay such expenses under the distribution and shareholder servicing plan discussed below.

Distribution and Shareholder Servicing Plan

     The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes it to pay the Distributor, in its capacity as the principal distributor of Fund shares, or any Recipient (as defined below) a distribution and shareholder servicing fee of up to 0.25% per annum of the Fund's average daily net assets. Under the terms of the 12b-1 Plan, the Corporation or the Distributor may pay all or a portion of this fee to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement (the "Related Agreement"). The 12b-1 Plan is a "reimbursement" plan, which means that the fees paid by the Fund are intended as reimbursement for services rendered up to the maximum allowable fee. If more money for services rendered is due than is immediately payable because of the expense limitation under the 12b-1 Plan, the unpaid amount is carried forward from period to period while the 12b-1 Plan is in effect until such time as it may be paid. No interest, carrying or other forward charge will be borne by the Fund with respect to unpaid amounts carried forward. The 12b-1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be. The Board of Directors reviews the Fund's distribution and shareholder servicing fee payments in connection with its determination as to the continuance of the 12b-1 Plan.


     The 12b-1 Plan, including forms of Related Agreements, has been unanimously approved and reapproved by a majority of the Board of Directors of the Corporation, and of the members of the Board who are not "interested persons" of the Corporation as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any Related Agreements (the "Disinterested Directors") voting separately. The 12b-1 Plan, and any Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Corporation's Board of Directors and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan or the Related Agreement, as applicable. In addition, the 12b-1 Plan and any Related Agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Related Agreement only). Payment of the distribution and shareholder servicing fee is to be made monthly. The Distributor and/or Recipients will provide reports or invoices to the Corporation of all amounts payable to them (and the purposes for which the amounts were expended) pursuant to the 12b-1 Plan.


Interests of Certain Persons

      With the exception of the Adviser, in its capacity as the Fund's investment adviser, and the Distributor, in its capacity as principal distributor of Fund shares, no "interested person" of the Fund, as defined in the 1940 Act, and no director of the Fund who is not an "interested person" has or had a direct or indirect financial interest in the 12b-1 Plan or any Related Agreement.

Anticipated Benefits to the Fund


     The Board of Directors considered various factors in connection with its decision to continue the 12b-1 Plan, including: (a) the nature and causes of the circumstances which make continuation of the 12b-1 Plan necessary and appropriate;
(b) the way in which the 12b-1 Plan addresses those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the 12b-1 Plan to other distribution efforts of the Fund; and (f) the possible benefits of the 12b-1 Plan to any other person relative to those of the Fund.



     Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that the
12b-1  Plan  was reasonably likely to benefit the  Fund  and  its
shareholders   in  at  least  one  or  several  potential   ways.
Specifically, the Board concluded that the Distributor and any Recipients operating under Related Agreements would have little or no incentive to incur promotional expenses on behalf of the Fund if a 12b-1 Plan were not in place to reimburse them, thus making the adoption of such 12b-1 Plan important to the initial
success  and  thereafter, continued viability of  the  Fund.   In
addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders. Finally, the continuation of the 12b-1 Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.


     While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the 12b-1 Plan.


Amounts Paid under the Plan

     For the period December 31, 1998 to September 30, 1999, pursuant to the terms of the 12b-1 Plan, the Fund paid $10,897. Of this amount, $2,912 was spent on printing of annual reports for other than current shareholders. The Distributor received $7,985 of the amounts paid under the 12b-1 Plan.


            PURCHASE, EXCHANGE AND PRICING OF SHARES

Automatic Investment Plan

     The  Automatic Investment Plan ("AIP") allows  you  to  make regular, systematic investments in the Fund from your bank checking or NOW account. The minimum initial investment for investors using the AIP is $5,000. To establish the AIP, complete the appropriate section in the shareholder application. Under certain circumstances (such as discontinuation of the AIP before the Fund's minimum initial investment is reached), the Fund reserves the right to close the investor's account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.

     Under the AIP, you may choose to make monthly investments on the days of your choosing (or the next business day thereafter) from your financial institution in amounts of $250 or more. There is no service fee for participating in the AIP. However, a service fee of $20 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. You can set up the AIP with any financial institution that is a member of Automated Clearing House.

     The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

Individual Retirement Accounts

     In addition to purchasing Fund shares as described in the Prospectus under "How to Purchase Shares," individuals may establish their own tax-sheltered individual retirement accounts ("IRAs"). The Fund offers two types of IRAs, including the Traditional IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

     Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to
an   additional

10%   tax  applicable  to   certain   premature
distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

     Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the investor has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the investor's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

     For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the investor's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.


     Simplified Employee Pension Plan. A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $170,000 per year). The $170,000 compensation limit applies for 2000 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.



     SIMPLE IRA. An IRA may also be used in connection with a SIMPLE Plan established by the investor's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the investor may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The
$6,000 limit applies for 2000 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the investor's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.


     Under current IRS regulations, all IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their
account   within  seven  days  after  receiving  the   disclosure
statement and obtain a full refund of their contributions. Firstar, the Fund's custodian, may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. Firstar does not anticipate that it will exercise its discretion but reserves the right to do so.

Systematic Withdrawal Plan

     Shareholders may set up automatic withdrawals from their Fund accounts at regular intervals. To begin distributions, a shareholder's account must have an initial balance of $50,000 and at least $250 per payment must be withdrawn.  To establish  the
systematic withdrawal plan ("SWP"), the appropriate section in the shareholder application must be completed. Redemptions will take place on a monthly, quarterly, semi-annual or annual basis (or the following business day) as indicated on the shareholder application. The amount or frequency of withdrawal payments may be varied or temporarily discontinued by calling 1-800-870-8039. Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust a shareholder's account. If the amount remaining in a shareholder's account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

Money Market Exchange

     As a service to our shareholders, the Fund has established a program whereby our shareholders can exchange shares of the Fund for shares of the Firstar Money Market Fund (the "Firstar Fund"). Exchange requests are available for exchanges of $1,000 or more. The Firstar Fund is a no-load money market fund managed by an affiliate of Firstar. The Firstar Fund is unrelated to the Corporation or the Fund. However, the Distributor may be
compensated by the Firstar Fund for servicing and related services provided in connection with exchanges made by shareholders of the Fund. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. Before exchanging into the Firstar Fund, please read the prospectus, which may be obtained by calling 1-800-870-8039. There is no charge for written exchange requests. Firstar will, however, charge a $5 fee for each exchange transaction that is executed via the telephone.

     An exchange from the Fund to the Firstar Fund is treated the same  as  an  ordinary sale and purchase for federal  income  tax
purposes  and  you  will  realize a capital  gain  or  loss.   An
exchange is not a tax-free transaction.

Pricing of Shares

     Shares of the Fund are sold on a continual basis at the net asset value per share next computed following receipt of an order in proper form by a dealer, the Distributor or Firstar, the Fund's transfer agent.

     The net asset value per share is determined as of the close of trading (generally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open for
business.   Purchase  orders  received  or  shares  tendered  for
redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.


     In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price at the close of regular trading on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Fixed income securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of fixed income securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Corporation. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. Fixed income securities having remaining maturities of 60 days or less when purchased are generally valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

                       REDEMPTIONS IN KIND

     The Fund has filed a Notification under Rule 18f-1 of the 1940 Act, pursuant to which it has agreed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000 or (ii) 1% of the Fund's net asset value, valued at the beginning of the election period. The Fund intends also to pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.

                      TAXATION OF THE FUND

     The Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Code, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event the Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

                     PERFORMANCE INFORMATION

     The Fund's historical performance or return may be shown in the form of various performance figures. The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management.

Total Return

     The average annual total return of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          P(1+T)n = ERV

          P      =    a hypothetical initial payment of $1,000.
          T      =    average annual total return.
          n      =    number of years.
          ERV    =    ending redeemable value of a hypothetical
                      $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.


     The total return for the Fund for the period December 31, 1998 to September 30, 1999 was (0.90)%.

Comparisons

     From time to time, in marketing and other Fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

     The Fund may compare its performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks, the NASDAQ Over-the-Counter Composite Index and the Russell 2000 Index. There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

                     ADDITIONAL INFORMATION

     From time to time, in marketing and other Fund literature, the Adviser may discuss the benefits of investing in mutual funds in general and compare mutual funds to other investment products, such as separate account management or bank common or collective funds and particularly with respect to changes in the retirement plan market. The Fund believes that mutual funds offer certain advantages over such other investment products, including daily pricing, daily liquidity and, with respect to IRA plans, being a permissive investment. While the Fund believes that certain of such advantages exist, the Adviser anticipates that it will continue to offer separate account management.

                     INDEPENDENT ACCOUNTANTS


     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, independent accountants for the Fund, audit and report on the Fund's financial statements.




                      FINANCIAL STATEMENTS



     The following audited financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for the period December 31, 1998 to September 30, 1999, as filed with the Securities and Exchange Commission on December 8, 1999:



          (a)  Report of Independent Accountants.

          (b)  Schedule  of  Investments as of  September 30, 1999.

          (c) Statement of Assets and Liabilities as of September 30, 1999.

          (d) Statement of Operations for the period December 31, 1998 to September 30, 1999.

          (e) Statement of Changes in Net Assets for the period December 31, 1998 to September 30, 1999.

          (f) Financial Highlights for the period December 31, 1998 to September 30, 1999.

          (g)  Notes to the Financial Statements.

                            APPENDIX

                       SHORT-TERM RATINGS

        Standard & Poor's Short-Term Debt Credit Ratings


     A Standard & Poor's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

     Ratings are graded into several categories, ranging from `A-
1'  for  the  highest quality obligations to `D' for the  lowest.
These categories are as follows:

     A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                 Moody's Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated `Prime-1' (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repaying ability will often be evidenced by many of the following characteristics:

          *    Leading market positions in well-established industries.

          *    High rates of return on funds employed.

          * Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          * Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated `Prime-2' (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated `Prime-3' (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated `Not Prime' do not fall within any of the Prime rating categories.

     Fitch IBCA International Short-Term Debt Credit Ratings

     Fitch IBCA's international debt credit ratings are applied to the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

     International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F-1  Highest   credit  quality.   Indicates  the   strongest
          capacity  for  timely payment of financial commitments;
          may have an added "+" to denote any exceptionally strong credit feature.

     F-2  Good  credit  quality.   A  satisfactory  capacity  for
          timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

     B    Speculative.   Minimal capacity for timely  payment  of
          financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

     C    High  default  risk.   Default is a  real  possibility.
          Capacity  for meeting financial commitments  is  solely
          reliant  upon  a  sustained,  favorable  business   and
          economic environment.

     D    Default.  Denotes actual or imminent payment default.

           Duff & Phelps, Inc. Short-Term Debt Ratings

     Duff & Phelps Credit Ratings' short-term debt ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps Credit Ratings' short-term debt ratings is the refinement of the traditional `1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of `1+' (one plus) and `1-` (one minus) to assist investors in recognizing those differences.

     These ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

Rating Scale:  Definition

          High Grade

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          Good Grade

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          Satisfactory Grade

D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          Non-investment Grade

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          Default

D-5 Issuer failed to meet scheduled principal and/or interest payments.

                        LONG-TERM RATINGS

         Standard & Poor's Long-Term Debt Credit Ratings

     A Standard & Poor's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
(2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

     AA   An obligation rated `AA' differs from the highest rated
          obligations  only  in  small  degree.   The   obligor's
          capacity to meet its financial commitment on the obligation is VERY STRONG.

     A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

     BBB An obligation rated `BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated `BB', `B', `CCC, `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated `BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B An obligation rated `B' is MORE VULNERABLE to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC An obligation rated `CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC An obligation rated `CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

     C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 Moody's Long-Term Debt Ratings

     Aaa Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

     A Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated `Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa  Bonds which are rated `Caa' are of poor standing.  Such issues  may  be  in  default or there  may  be  present
          elements  of  danger  with  respect  to  principal   or
          interest.

     Ca   Bonds  which are rated `Ca' represent obligations which
          are  speculative  in a high degree.   Such  issues  are
          often in default or have other marked shortcomings.

     C Bonds which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from `Aa' through `B.' The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Fitch IBCA International Long-Term Debt Credit Ratings

     Fitch IBCA's international debt credit ratings are applied to the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

     International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

                        Investment Grade

     AAA       Highest credit quality.  `AAA' ratings denote  the
               lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                        Speculative Grade

     BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

     B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC, CC, C   High  default  risk.   Default  is  a  real
               possibility.    Capacity  for  meeting   financial
               commitments  is  solely  reliant  upon  sustained,
               favorable  business or economic  developments.   A
               `CC'  rating indicates that default of  some  kind
               appears  probable.   `C' ratings  signal  imminent
               default.

DDD, DD and D  Default.  Securities are not meeting current
               obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

           Duff & Phelps, Inc. Long-Term Debt Ratings

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection.

     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of `BBB-` and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

Rating Scale   Definition



AAA         Highest   credit  quality.   The  risk  factors   are
            negligible, being only slightly more
            than for risk-free U.S. Treasury debt.


AA+        High  credit quality.  Protection factors are  strong.
AA         Risk is modest but may vary slightly
AA-        from time to time because  of  economic conditions.


A+         Protection factors are average but adequate.  However,
A          risk factors are more variable
A-         and greater in periods of economic stress.


BBB+       Below-average protection factors but still  considered
BBB        sufficient for prudent investment.  Considerable
BBB-       variability in  risk  during economic cycles.


BB+        Below  investment  grade but  deemed  likely  to  meet
BB         obligations when due.  Present or prospective
BB-        financial protection  factors fluctuate according to
           industry  conditions  or  company  fortunes.   Overall
           quality may move up or down frequently within this category.


B+          Below  investment  grade  and  possessing  risk  that
B           obligations will not be met when due.  Financial
B-          protection factors will fluctuate widely according to
            economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.


DP        Preferred stock with dividend arrearages.

                             PART C

                        OTHER INFORMATION


Item 23.  Exhibits

     (a)    Registrant's Articles of Incorporation(1)

     (b)    Registrant's By-Laws(1)

     (c)    None

     (d)    Investment Advisory Agreement

     (e)    Distribution Agreement with Rafferty Capital Markets, Inc.

     (f)    None

     (g)    Custodian Servicing Agreement with Firstar Bank
            Milwaukee, N.A.

     (h.1)  Transfer Agent Servicing Agreement with Firstar
            Mutual Fund Services, LLC

     (h.2)  Fund Administration Servicing Agreement with
            Firstar Mutual Fund Services, LLC

     (h.3)  Fund Accounting Servicing Agreement with Firstar
            Mutual Fund Services, LLC

     (h.4)  Fulfillment Servicing Agreement with Firstar
            Mutual Fund Services, LLC


     (h.5)  Expense Cap/Reimbursement Agreement

     (i)    Opinion and Consent of Godfrey & Kahn, S.C.(2)

     (j)    Consent of KPMG LLP


     (k)    None


     (l)    Subscription Agreement with Kirr, Marbach & Company, LLC(2)

     (m)    Rule 12b-1 Distribution and Shareholder Servicing Plan(2)

     (n)    None

     (o)    Reserved

     (p)    Code of Ethics(3)

______________


(1) Incorporated by reference to Registrant's Form N-1A as filed with the Commission on October 16, 1998.

(2)  Incorporated by reference to Registrant's Pre-Effective
     Amendment No. 1 as filed with the Commission on December 9, 1998.

(3) To be filed in the next post-effective amendment filed by Registrant after March 1, 2000.


Item  24.   Persons  Controlled by or under Common Control with Registrant

     Registrant neither controls any person nor is under common control with any other person.

Item 25.  Indemnification

     Article VI of Registrant's By-Laws provides as follows:

                   ARTICLE VI  INDEMNIFICATION

          The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or, at its request, any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the 1940 Act and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item  26.   Business and Other Connections of the Investment Adviser

     Besides serving as investment adviser to private accounts, the Adviser is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Information regarding the business, profession, vocation or employment of a substantial nature of each of the Adviser's directors and officers is hereby incorporated by reference from the information contained under "Directors and Officers" in the SAI.

Item 27.  Principal Underwriters


     (a) The Distributor also acts as distributor for the Badgley Funds, Inc., Bearguard Funds, Inc., The Home State Funds Group, Potomac Funds, Brazos Mutual Funds, Bremer Investment Funds, Inc., IAI Investment Funds, Ingenuity Capital Trust, Leuthold Funds, Inc. and Texas Capital Value Funds, Inc.



     (b) The principal business address of Rafferty Capital Markets, Inc. ("Rafferty"), the Registrant's principal underwriter, is 1311 Mamaroneck Avenue, White Plains, New York 10605. The following information relates to each director and officer of Rafferty:


                             Positions             Positions
                            and Offices           and Offices
            Name          With Underwriter      With Registrant

      Thomas A. Mulrooney     President                 None

      Derek Park              Vice President            None

      Stephen Sprague         Chief Financial           None
                              Officer and Secretary

     (c)  None.

Item 28.  Location of Accounts and Records


     All  accounts,  books  or  other documents  required  to  be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are in the
possession   of  Kirr,  Marbach  &  Company,  LLC,   Registrant's
investment adviser, at Registrant's corporate offices, except records held and maintained by Firstar Bank, N.A., Third Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to its function as custodian, and Firstar Mutual Fund Services, LLC, Third Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to its function as transfer agent, administrator and fund accountant.

Item 29.  Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration
Statement.

Item 30.  Undertakings

     None

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus and State of Indiana on the 27th day of January, 2000.

                              KIRR, MARBACH PARTNERS FUNDS, INC. (Registrant)


                              By:  /s/ Mark D. Foster
                                 ---------------------------------------
                                 Mark D. Foster, Chairman and President

     Each person whose signature appears below constitutes and appoints Mark D. Foster, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments to this Registration Statement and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.


      Name                      Title                            Date


/s/ Mark D. Foster         Director, Chairman and           January 27, 2000
------------------         President
Mark D. Foster


/s/ Mickey  Kim            Director, Vice President,        January 27, 2000
-----------------          Treasurer and Secretary
Mickey Kim


/s/ Jeffrey N. Brown       Director                         January 27, 2000
--------------------
Jeffrey N. Brown


/s/ Mark E. Chesnut        Director                         January 27, 2000
--------------------
Mark E. Chesnut


/s/ John F. Dorenbusch     Director                         January 27, 2000
----------------------
John F. Dorenbusch

                          EXHIBIT INDEX

Exhibit No.    Exhibit

 (a)      Registrant's Articles of Incorporation(1)

 (b)      Registrant's By-Laws(1)

 (c)      None

 (d)      Investment Advisory Agreement

 (e)      Distribution Agreement with Rafferty Capital Markets, Inc.

 (f)      None

 (g)      Custodian Servicing Agreement with Firstar Bank Milwaukee, N.A.

 (h.1)    Transfer Agent Servicing Agreement with Firstar Mutual
          Fund Services, LLC

 (h.2)    Fund Administration Servicing Agreement with Firstar
          Mutual Fund Services, LLC

 (h.3)    Fund Accounting Servicing Agreement with Firstar Mutual
          Fund Services, LLC

 (h.4)    Fulfillment Servicing Agreement with Firstar Mutual
          Fund Services, LLC

 (h.5)    Expense Cap/Reimbursement Agreement

 (i)      Opinion and Consent of Godfrey & Kahn, S.C.(2)

 (j)      Consent of KPMG LLP


 (k)      None


 (l)      Subscription Agreement with Kirr, Marbach & Company, LLC(2)

 (m)      Rule 12b-1 Distribution and Shareholder Servicing Plan(2)

 (n)      None

 (o)      Reserved

 (p)      Code of Ethics(3)

___________________


(1) Incorporated by reference to Registrant's Form N-1A as filed with the Commission on October 16, 1998.

(2)  Incorporated by reference to Registrant's Pre-Effective
     Amendment No.1 as filed with the Commission on December 9, 1998.

(3) To be filed in the next post-effective amendment filed by Registrant after March 1, 2000.